UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 30, 2014

WASHINGTONFIRST BANKSHARES, INC.
(Exact name of registrant as specified in its charter)

VIRGINIA	001-35768	26-4480276
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11921 Freedom Drive, Suite 250, Reston, Virginia 20190
(Address of principal executive offices) (Zip Code)

(703) 840-2410
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On December 30, 2014, WashingtonFirst Bankshares, Inc. (the “Company”) entered into separate Investment Agreements (the “Investment Agreements”) with six institutional accredited investors (collectively, the “Investors”) relating to the sale by the Company of an aggregate of 710,553 shares of the Company’s common stock, $.01 par value per share (the “Common Stock”), and an aggregate of 666,666 shares of the Company’s non-voting common stock, series A, $.01 par value per share (the “Series A Stock”), at a price of $15.00 per share (the "Private Placement"). Each of the Investors was an existing shareholder of the Company. The Company received aggregate gross proceeds from the Investors of $20,658,285. The Company intends to use the proceeds for general corporate purposes, including, but not limited to, providing additional capital to the Company’s subsidiary bank, WashingtonFirst Bank, to strengthen its regulatory capital ratios and support its anticipated growth, and, subject to regulatory approval, to redeem all or part of the 13,347 shares of the Company’s Senior Non-Cumulative Perpetual Preferred Stock, Series D (the “Series D Stock”), issued and sold to the United States Department of the Treasury (the “Treasury”) pursuant to the Treasury’s Small Business Lending Fund Program.

Castle Creek Capital Partners IV, L. P. purchased 666,666 shares of Series A Stock. Ithan Creek Investors USB, LLC purchased 422,709 shares of Common Stock, Banc Fund VII L.P. purchased 20,400 shares of Common Stock, Banc Fund VIII L.P. purchased 32,600 shares of Common Stock, Banc Fund IX L.P. purchased 13,667 shares of Common Stock, Basswood Capital Management, LLC purchased 221,177 shares of Common Stock. The sale of the securities was consummated contemporaneously with the execution of the Investment Agreements.

The Investment Agreements contained representations and warranties by the Company to each Investor regarding certain aspects of the Company’s corporate status, business operations, financial condition and results of operations, as well as agreements between the Company and each Investor relating to various matters, including access to information and regulatory matters. Each party to the Investment Agreements has agreed to hold harmless and indemnify the other from inaccuracies in the representations and warranties. The representations, warranties and agreements by the Company and the Investors in the Investment Agreements were included for the purpose of the allocating certain risks between the parties to the Investment Agreements and were for the benefit of the parties to such agreements, and not any third parties. The foregoing summary is qualified in its entirety by reference to the Investment Agreements which are attached hereto as Exhibits 99.1-99.6.

On December 30, 2014, the Company also entered into a Registration Right Agreement (the “Registration Rights Agreement”) with all of the Investors and the five funds managed by Basswood Capital Management, LLC which hold the Common Stock purchased: Basswood Financial Long Only Fund, L.P., Basswood Financial Fund, L.P., Basswood Financial Fund, Inc. (A), Basswood Opportunity Fund, Inc. and Basswood Opportunity Partners, LP, (together with the Investors, the "Holders"). Under the Registration Rights Agreement, the Company agreed to file a registration statement on Form S-3 ("Registration Statement") with the Securities and Exchange Commission (“SEC”) within 45 days of the closing of the Private Placement for purposes of registering the resale of the shares of common stock issued in the Private Placement. The Company also agreed to use commercially reasonable efforts to cause the SEC to declare the Registration Statement effective as soon as practicable, and, no later than: the earlier of (i) the 120th calendar day following the closing of the Private Placement (or the 150th calendar day following the closing of the Private Placement in the event that such Registration Statement is subject to review by the SEC) and (ii) the 5th trading day after the date the Company is notified by the SEC that the Registration Statement will not be “reviewed” or will not be subject to further review, and shall use its commercially reasonable efforts to keep each Registration Statement continuously effective under the Securities Act of 1933, as amended until the earlier of (i) such time as all of the registrable securities covered by such Registration Statement have been publicly sold by the holders or (ii) the date that all registrable securities covered by such Registration Statement may be sold by non-affiliates of the Company without volume or manner of sale restrictions under Rule 144, and without the requirement for the Company to be in compliance with the current public information requirements under Rule 144(c)(1) (or Rule 144(i)(2), if applicable), as determined by counsel to the Company pursuant to a written opinion letter to such effect, addressed and reasonably acceptable to the Company’s transfer agent and the affected holders. Each party to the Registration Rights Agreement has agreed to hold harmless and indemnify the other from untrue or alleged untrue statements of material fact contained in any Registration Statement, prospectus or amendments thereto. The foregoing summary is qualified in its entirety by reference to the Registration Rights Agreement which is attached hereto as Exhibit 99.7.

The information set forth in the second, third and fourth paragraphs of Item 3.02 below is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 above is incorporated herein by reference.

In the transaction, the Company offered and sold the shares of Common Stock and Series A Stock to “accredited investors” as defined by Rule 501 under the Securities Act of 1933, as amended (the “Securities Act”) in reliance upon exemptions from registration under the Securities Act afforded by Section 4(a)(2) of the Securities Act and Rule 506 thereunder and corresponding provisions of state securities laws. The Investment Agreements also contained representations to support the Company’s reasonable belief that the Investors had access to information concerning the Company’s operations and financial condition, the Investors did not acquire the securities with a view to the distribution thereof in the absence of an effective registration statement or an applicable exemption from registration, and that the Investors were accredited investors. The Company relied upon the representations made by the Investors pursuant to the Investment Agreement in determining that such exemptions were available.
The shares of Series A Stock are convertible into an equal number of shares of common stock at the option of the holder of the Series A Stock at any time, provided, however, that no share of the Series A Stock shall be convertible in the hands of or at the election of the initial purchaser of such shares from the Company, referred to as the “Initial Holder,” or an affiliate of such Initial Holder, at any time. Each share of Series A Stock is convertible by a transferee from the Initial Holder who is unaffiliated with the Initial Holder in connection with or after a transfer by the Initial Holder to a third party unaffiliated with such Initial Holder if the transfer complies with one of the following conditions:
•the transfer is part of a widely distributed public offering of common stock;
•the transfer is part of an offering that is not a widely distributed public offering of common stock but is one in which no one transferee (or group of associated transferees) of the Series A non-voting common stock acquires the rights to purchase in excess of two percent of the voting securities of the Company then outstanding (including pursuant to a related series of transfers);
•the transfer is part of a transfer of common stock to an underwriter for the purpose of conducting a widely distributed public offering; or
•the transfer is part of a transaction approved by the Federal Reserve, or if the Federal Reserve is not the relevant regulatory authority, any other regulatory authority having jurisdiction.
However, no share of Series A non-voting common stock will be so converted if, as a result of such conversion, the holder of such resulting share of common stock would (or would be deemed to), directly or indirectly, own, control or have power to vote more than 9.9% of any class of the Company’s voting securities.

Item 7.01 Regulation FD Disclosure

On December 30, 2014, the Company issued a press release announcing the consummation of the sale and purchase of the Common Stock and Series A Stock. A copy of the press release is furnished herewith as Exhibit 99.8.

The information included or incorporated in Item 7.01 of this current report, including Exhibit 99.13, is being furnished to the SEC and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits
(a)Not applicable.
(b)Not applicable.
(c)Not applicable.
(d)Exhibits.

Exhibit	Description
99.1	Investment Agreement, dated as of December 30, 2014, by and between WashingtonFirst Bankshares, Inc. and Castle Creek Capital Partners IV, L.P.
99.2	Investment Agreement, dated as of December 30, 2014, by and between WashingtonFirst Bankshares, Inc. and Ithan Creek Investors USB, LLC.
99.3	Investment Agreement, dated as of December 30, 2014, by and between WashingtonFirst Bankshares, Inc. and Banc Fund VII L.P..
99.4	Investment Agreement, dated as of December 30, 2014, by and between WashingtonFirst Bankshares, Inc. and Banc Fund VIII L.P.
99.5	Investment Agreement, dated as of December 30, 2014, by and between WashingtonFirst Bankshares, Inc. and Banc Fund IX L.P.
99.6	Investment Agreement, dated as of December 30, 2014, by and between WashingtonFirst Bankshares, Inc. and Basswood Capital Management, LLC.
99.7
Registration Rights Agreement, dated as of December 30, 2014, by and among WashingtonFirst Bankshares, Inc., Castle Creek Partners IV, L.P., Ithan Creek Investors USB, LLC,Banc Fund VII L.P., Banc Fund VIII L.P., Banc Fund IX L.P., Basswood Opportunity Partners, L.P., Basswood Opportunity Fund, Inc., Basswood Financial Fund, L.P., Basswood Financial Fund, Inc. (A), Basswood Financial Long Only Fund, L.P. and Castle Creek Capital Partners IV, L.P.

99.8	Press Release issued by WashingtonFirst Bankshares, Inc. dated December 30, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
WASHINGTONFIRST BANKSHARES, INC.

January 5, 2015	/s/ Matthew R. Johnson
Date	Matthew R. Johnson
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Investment Agreement, dated as of December 30, 2014, by and between WashingtonFirst Bankshares, Inc. and Castle Creek Capital Partners IV, L.P.
99.2	Investment Agreement, dated as of December 30, 2014, by and between WashingtonFirst Bankshares, Inc. and Ithan Creek Investors USB, LLC.
99.3	Investment Agreement, dated as of December 30, 2014, by and between WashingtonFirst Bankshares, Inc. and Banc Fund VI, L.P.
99.4	Investment Agreement, dated as of December 30, 2014, by and between WashingtonFirst Bankshares, Inc. and Banc Fund VIII L.P.
99.5	Investment Agreement, dated as of December 30, 2014, by and between WashingtonFirst Bankshares, Inc. and Banc Fund IX L.P.
99.6	Investment Agreement, dated as of December 30, 2014, by and between WashingtonFirst Bankshares, Inc. and Basswood Capital Management, LLC.
99.7
Registration Rights Agreement, dated as of December 30, 2014, by and among WashingtonFirst Bankshares, Inc., Castle Creek Partners IV, L.P., Ithan Creek Investors USB, LLC,Banc Fund VII L.P., Banc Fund VIII L.P., Banc Fund IX L.P., Basswood Opportunity Partners, L.P., Basswood Opportunity Fund, Inc., Basswood Financial Fund, L.P., Basswood Financial Fund, Inc. (A), Basswood Financial Long Only Fund, L.P. and Castle Creek Capital Partners IV, L.P.

99.8	Press Release issued by WashingtonFirst Bankshares, Inc. dated December 30, 2014.